1996 ANNUAL REPORT

                                   PETROLEUM
                                    & RESOURCES
                                       CORPORATION


                     INVESTING IN RESOURCES FOR THE FUTURE

                                1996 AT A GLANCE



THE COMPANY                                              STOCK DATA
(bullet)  a closed-end equity investment company         NYSE Symbol                                        PEO
          emphasizing natural resources stocks           Market Price as of 12/31/96                    $34 3/4
(bullet)  objectives:    preservation of capital         Discount                                          6.3%
                         reasonable income               52-Week Range                          $36 3/8-$28 1/8
                         opportunity for capital gain    Shares Outstanding                          13,065,819
(bullet)  internally-managed
(bullet)  low expense ratio
(bullet)  low turnover


SUMMARY FINANCIAL INFORMATION
                                                    Year Ended December 31
                                                   1996                 1995
--------------------------------------------------------------------------------

Net asset value per share                     $       37.09        $       31.51
Total net assets                                484,588,990          401,404,971
Unrealized appreciation                         191,783,672          119,875,293
Net investment income                            10,048,674           10,592,549
Total realized gain                              17,410,824           15,059,861
Total return (based on market value)                  31.2%                20.5%
Total return (based on net asset value)               25.5%                25.9%
Expense ratio                                         0.63%                0.57%
================================================================================


1996 DIVIDENDS AND DISTRIBUTIONS

                                   Amount
Paid                            (per share)             Type
-------------------------------------------------------------------------------
March 1, 1996                      $0.03                Long-term capital gain
March 1, 1996                       0.01                Short-term capital gain
March 1, 1996                       0.16                Investment income
June 1, 1996                        0.20                Investment income
September 1, 1996                   0.20                Investment income
December 27, 1996                   1.09                Long-term capital gain
December 27, 1996                   0.19                Short-term capital gain
December 27, 1996                   0.26                Investment income
-------------------------------------------------------------------------------
                                   $2.14
===============================================================================


1997 ANNUAL MEETING OF STOCKHOLDERS

Location: Hotel Nikko, San Francisco, California
Date: March 25, 1997
Holders of Record: February 11, 1997

                    [Petroleum & Resources Corporation Logo]                  1

                                PORTFOLIO REVIEW


  TEN LARGEST PORTFOLIO HOLDINGS (12/31/96)

                                                  Market Value  % of Net Assets
                                                  ------------  ---------------
  Royal Dutch Petroleum Co.                       $ 37,565,000        7.8
  Enron Corp.                                       18,916,406        3.9
  Exxon Corp.                                       17,150,000        3.5
  Mobil Corp.                                       14,670,000        3.0
  British Petroleum plc ADR                         13,283,312        2.7
  General Electric Co.                               9,887,500        2.0
  Schlumberger Ltd.                                  9,597,988        2.0
  "Shell" Transport and Trading Co. plc ADR          8,190,000        1.7
  Occidental Petroleum Corp.                         7,964,375        1.7
  Transocean Offshore Inc.                           7,828,125        1.6

    Total                                         $145,052,706       29.9%


SECTOR WEIGHTINGS (12/31/96)



                [Graph appears here--please supply plot points]



2                   [Petroleum & Resources Corporation Logo]

                             LETTER TO STOCKHOLDERS


We are pleased to submit the financial statements for the year ended December 31, 1996. In addition, there is a schedule of investments, a list of principal changes in portfolio securities during the fourth quarter and the report of the independent accountants. Certain historical financial statistics are also listed, including a record of the Corporation's income dividends and capital gain distributions for the last fifteen years.

THE YEAR IN REVIEW

The robust movement of energy prices was a surprise to the markets last year. While the average price of West Texas Intermediate crude oil increased 19.6% to $22 per barrel, the range during the year was a relatively wide $18-$26. This strength reflected the combination of strong worldwide demand, low inventories and the lack of Iraqi oil exports. Led by surging demand in the Far East, worldwide petroleum consumption increased 2.6% to a record level of 72 million barrels per day. In the U.S., demand advanced 2.1% as both gasoline and heating oil usage were strong. On the supply side, shifting political posturing by Iraq stalled negotiations with the United Nations over the release of oil exports in exchange for humanitarian aid. As a result, a significant increase in production from various non-OPEC countries was required to maintain a tightly balanced oil market.

From a depressed year ago level, average domestic natural gas prices recorded a very strong 63.9% advance. Unseasonably cold first quarter temperatures combined with lean storage levels to push gas prices to their highest levels in several years. During November and December this pattern was repeated and natural gas prices surged again.

After a lackluster initial two months, energy stocks outperformed the S&P 500 during the remainder of 1996. The Dow Jones Energy Index recorded a 6.8% gain through August. Over this period, we maintained our overall energy holdings at approximately 77% of the portfolio. During September, increased tensions between Iraq and the United States caused crude oil prices to soar and generated additional investor enthusiasm for oil and gas stocks. For the last four months of 1996, the Energy Index advanced 15.4% as energy stocks responded to these heightened hostilities, the favorable impact of cold weather on oil and natural gas prices and increased merger activity. Consolidations were an expanding theme throughout the energy sector particularly with the convergence of the natural gas pipeline and electric utility industries. We expanded our large exposure to energy stocks during this period as our energy weighting increased to 80.6%. As the prospects for paper and forest products stocks remained disappointing, we reduced our weighting from 6.4% to 3.4%. Cash and short term investments at year end stood at 4.3% of net assets compared to 4.9% the prior year.

For the calendar year, the time-weighted rate of return on the net assets of the Corporation was 25.5%. By comparison, the rate of return for the Standard & Poor's 500 Stock Index was 22.8% and for the Dow Jones Energy Index was 23.2%.

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 1996 were $484,588,990 or $37.09 per common share on 13,065,819 common shares outstanding as compared with $401,404,971 or $31.51 per common share on 12,739,383 common shares outstanding a year earlier.

Net investment income for the year 1996 was $10,048,674 compared to $10,592,549 for the year 1995. These earnings are equivalent to $0.79 and $0.86 per common share, respectively, on the average number of common shares outstanding throughout each year.

Net realized gains amounted to $17,410,824 during the year, while the unrealized appreciation on investments increased from $119,875,293 at December 31, 1995 to $191,783,672 at year end.

DIVIDENDS AND DISTRIBUTIONS

As announced on November 14, 1996, a year-end distribution consisting of investment income of $0.26 and capital gains of $1.28 was made on December 27, 1996, both realized and taxable in 1996. On January 9, 1997, an additional distribution of $0.20 per share was declared payable March 1, 1997, representing the balance of undistributed net investment income and capital gains earned in 1996 and an initial distribution from 1997 net investment income, taxable to shareholders in 1997.

                    [Petroleum & Resources Corporation Logo]                   3

                             LETTER TO STOCKHOLDERS

OUTLOOK FOR 1997

Once warmer weather arrives and the normal seasonal decline in energy demand occurs, petroleum prices will likely fall from the lofty year end 1996 levels. However, prices for both crude oil and natural gas should settle in attractive ranges and at higher levels than previously anticipated. West Texas Intermediate crude oil is forecast to average approximately $20-$21 per barrel for the full year versus $22 in 1996. Petroleum markets should remain in good balance as worldwide oil consumption growth is expected to again exceed 2.0% and approach 74 million barrels per day. The less developed countries principally in the Far East will generate the strongest consumption gains and account for much of the additional 2 million barrels per day of new oil demand. Successful reintegration of Iraqi oil production (600,000 b/d) is the major uncertainty on the supply side. The buildup of this production beginning in January combined with the anticipated rise in non-OPEC output should restock inventories to normal levels by year end. Thus, demand for OPEC oil excluding Iraq will be relatively unchanged during this year. As a result, additional production quota cheating by OPEC members should be restrained to maintain a balanced oil market. Unexpected political disruptions in a major oil exporting country can significantly influence crude oil prices.

While average natural gas prices are forecast to decline approximately 9% from the twelve year peak reached in 1996, this lower gas price will still generate a very attractive operating environment. With storage levels already 10% below normal and gas production near capacity, near term pricing will reflect the severity of the current winter weather and the heating demand load. However, new gas production from the Gulf of Mexico and added deliveries from Canada will rebalance the natural gas market by year end.

Consolidations and restructurings will continue within all oil and natural gas sectors. On a worldwide basis, this trend will be particularly evident in petroleum refining and marketing.

The proxy statement for the Annual Meeting of Stockholders to be held in San Francisco, California on March 25, 1997 will be mailed on or about February 13, 1997 to holders of record on February 11, 1997.

By order of the Board of Directors,


/s/ Douglas G. Ober

Douglas G. Ober,
Chairman and Chief Executive Officer


/s/ Richard F. Koloski

Richard F. Koloski,
President


January 17, 1997

4                   [Petroleum & Resources Corporation Logo]

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996


Assets
Investments* at value:
   Common stocks and convertible securities
      (cost $272,202,110)                                         $463,871,301
   Short-term investments (cost $20,501,642)                        20,501,642        $484,372,943
-------------------------------------------------------------------------------

Cash                                                                                       122,264
Dividends and interest receivable                                                          994,399
Prepaid expenses                                                                         1,126,414
---------------------------------------------------------------------------------------------------

         Total Assets                                                                  486,616,020

Liabilities
Investment securities purchased                                                            373,597
Open option contracts at value (proceeds $181,356)                                          66,875
Accrued expenses                                                                         1,586,558
---------------------------------------------------------------------------------------------------

         Total Liabilities                                                               2,027,030

         Net Assets                                                                   $484,588,990
===================================================================================================


Net Assets
Common Stock at par value $1.00 per share, authorized
   25,000,000 shares; issued and outstanding 13,065,819 shares                        $ 13,065,819
Additional capital surplus                                                             278,707,997
Undistributed net realized gain on investments                                           1,031,502
Unrealized appreciation on investments                                                 191,783,672
---------------------------------------------------------------------------------------------------

         Net Assets Applicable to Common Stock                                        $484,588,990
===================================================================================================

         Net Asset Value Per Share of Common Stock                                          $37.09
===================================================================================================

* See schedule of investments on pages 13 through 15.

The accompanying notes are an integral part of the financial statements.

                    [Petroleum & Resources Corporation Logo]                   5

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1996

Investment Income
   Income:
      Dividends                                           $ 9,972,282
      Interest                                              2,814,745
----------------------------------------------------------------------

         Total income                                      12,787,027

   Expenses:
      Investment research                                   1,150,744
      Administration and operations                           571,348
      Directors' fees                                         151,500
      Reports and stockholder communications                  177,758
      Transfer agent, registrar and custodian expenses        169,220
      Auditing services                                        46,884
      Legal services                                           89,000
      Occupancy and other office expenses                     100,193
      Travel, telephone and postage                            85,157
      Other                                                   196,549
----------------------------------------------------------------------

         Total expenses                                     2,738,353

         Net Investment Income                             10,048,674


Realized Gain and Change in Unrealized Appreciation on
  Investments
  Net realized gain on security transactions               17,410,824
  Change in unrealized appreciation on investments         71,908,379
----------------------------------------------------------------------

         Net Gain on Investments                           89,319,203

Change in Net Assets Resulting from Operations            $99,367,877
======================================================================

The accompanying notes are an integral part of the financial statements.

6                   [Petroleum & Resources Corporation Logo]

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                          For the Year Ended
                                                                   Dec. 31, 1996      Dec. 31, 1995
---------------------------------------------------------------------------------------------------
From Operations:
   Net investment income                                           $ 10,048,674       $ 10,592,549
   Net realized gain on investments                                  17,410,824         15,059,861
   Change in unrealized appreciation on investments                  71,908,379         59,383,437
---------------------------------------------------------------------------------------------------

         Change in net assets resulting from operations              99,367,877         85,035,847


Dividends to Stockholders From:
   Net investment income                                            (10,446,294)       (10,770,861)
   Net realized gain from investment transactions
      distributed to common stockholders                            (16,815,986)       (15,103,966)
---------------------------------------------------------------------------------------------------

         Decrease in net assets from distributions                  (27,262,280)       (25,874,827)
---------------------------------------------------------------------------------------------------


From Capital Share Transactions:
   Value of common shares issued in payment of optional
     distributions                                                   11,078,422          9,964,553
---------------------------------------------------------------------------------------------------

         Total Increase in Net Assets                                83,184,019         69,125,573

Net Assets:
   Beginning of year                                                401,404,971        332,279,398
---------------------------------------------------------------------------------------------------

   End of year (including undistributed net investment income of
      $0 and $237,981, respectively)                               $484,588,990       $401,404,971
===================================================================================================

The accompanying notes are an integral part of the financial statements.

                    [Petroleum & Resources Corporation Logo]                   7

                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources  Corporation  (the  Corporation)  is registered  under the
Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Options are valued at the last sale price or last quoted asked price.

Security Transactions And Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 1996 was $292,740,802, and net unrealized appreciation aggregated $191,813,497, of which the related gross unrealized appreciation and depreciation were $198,926,175 and $7,112,678, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 1996 were $63,053,002 and $66,781,951, respectively. Option transactions comprised an insignificant portion of operations during the year ended December 31, 1996. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

In May 1993, the Corporation redeemed its $1.575 Convertible Preferred Shares for $15.00 plus accrued dividends of $0.35 per share. The Corporation has 3,000,000 unissued preferred shares without par value.

On December 27, 1996, the Corporation issued 326,436 shares of its common stock at a price of $33.9375 per share (market value) to stockholders of record November 25, 1996 who elected to take stock in payment of the distribution from 1996 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the year ended December 31, 1996.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

8                   [Petroleum & Resources Corporation Logo]

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during the subsequent years. At the beginning of 1996, there were 205,150 options outstanding at exercise prices of $18.840-$28.250 per share. During 1996, the Corporation granted options, including stock appreciation rights, for 14,729 shares of common stock with an exercise price of $33.9375 per share. During the year stock appreciation rights relating to 41,644 stock option shares were exercised at market prices between $28.750-$36.375 per share and the stock options relating to these rights which had exercise prices between $17.5200-$25.3725 per share were cancelled. In addition, stock options and stock appreciation rights relating to 13,340 shares, which had exercise prices of $24.093-$26.930, were cancelled. At December 31, 1996, there were outstanding exercisable options to purchase 46,545 common shares at $17.52-$26.93 per share and unexercisable options to purchase 118,350 common shares at $20.1050-$33.9375 per share. The total compensation expense recognized in 1996 for the stock options and stock appreciation rights plan was $938,304. At December 31, 1996, there were 348,675 shares available for future option grants.

During the year ended December 31, 1996, the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation", became effective. The provisions of this Statement had no significant impact on the financial statements of the Corporation.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 1996 was $155,765, and consisted of service expense of $55,480, interest expense of $112,416, expected return on plan assets of $251,211, and a net amortization credit of $72,450.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate and the expected rate of annual salary increase was 7.0% and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1996, the accumulated benefit obligation, including vested benefits, was $1,234,281. The fair value of the plan assets was $3,173,883 and the projected benefit obligation for service rendered to date was $1,639,654. Which resulted in excess plan assets of $1,534,229. The remaining components of prepaid pension cost included $564,335 in unrecognized net gain, $245,219 in unrecognized prior service cost and $244,464 is the remaining portion of the unrecognized net asset existing at January 1, 1987 which is being amortized over 15 years. Prepaid pension cost included in prepaid expenses at December 31, 1996 was $1,126,414.

In addition, the Corporation has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at December 31, 1996 for employees and former employees of the Corporation was $1,476,633. Aggregate remuneration paid or accrued during the year ended December 31, 1996 to officers and directors amounted to $1,661,325.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owned 8.8% of the Corporation's common stock, amounted to $539,508 for the year ended December 31, 1996.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, collateralized by cash deposits, U.S. Government securities, or bank letters of credit, the value of which exceeds the market value of such loaned securities. The Corporation receives compensation for lending securities in the form of fees. The Corporation continues to receive dividends on the securities loaned. At December 31, 1996, the value of security loans outstanding was $2,943,750.

                    [Petroleum & Resources Corporation Logo]                   9

                       PETROLEUM & RESOURCES CORPORATION

Calendar      Market       Cumulative      Cumulative     Total    Total net
 Years        value       market value    market value    market     asset
                of         of capital      of income      value      value
             original         gains        dividends
              shares      distributions     taken in
                            taken in         shares
                             shares
--------------------------------------------------------------------------------
  1982        $7,896         $ 1,402         $  446      $ 9,744    $ 9,702
  1983         8,143           2,162            985       11,290     11,941
  1984         7,544           2,853          1,401       11,798     12,172
  1985         7,544           3,916          2,023       13,483     14,293
  1986         8,178           6,011          3,008       17,197     16,248
  1987         5,852           5,542          2,924       14,318     16,760
  1988         5,922           6,412          3,521       15,855     18,754
  1989         7,614           9,297          5,499       22,410     25,805
  1990         7,085           9,571          5,957       22,613     25,731
  1991         7,332          11,079          6,965       25,376     27,396
  1992         7,121          11,976          7,441       26,538     29,071
  1993         7,755          14,409          8,911       31,075     33,493
  1994         7,121          14,577          9,108       30,806     32,745
  1995         7,967          17,836         11,233       37,036     41,310
  1996         9,800          23,765         14,947       48,512     51,778

                           ILLUSTRATION OF AN ASSUMED
                          15 YEAR INVESTMENT OF $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1982-1996. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.


               [Graph appears here--please see plot points below]

                           Cumulative
                          Market Value        Cumulative
         Market Value    of Shares from      Market Value
         of Original      Capital Gains     of Shares from      Net Asset Value
          Investment      Distributions    Income Dividends     of Total Shares

1982        7,896             9,298             9,744                9,702
1983        8,143            10,305            11,290               11,941
1984        7,544            10,397            11,798               12,172
1985        7,544            11,460            13,483               14,293
1986        8,178            14,189            17,197               16,248
1987        5,852            11,394            14,318               16,760
1988        5,922            12,334            15,855               18,754
1989        7,614            16,911            22,410               25,805
1990        7,085            16,656            22,613               25,731
1991        7,332            18,411            25,376               27,396
1992        7,121            19,097            26,538               29,071
1993        7,755            22,164            31,075               33,493
1994        7,121            21,698            30,806               32,745
1995        7,967            25,803            37,036               41,310
1996        9,800            33,565            48,512               51,778


10                  [Petroleum & Resources Corporation Logo]

                              FINANCIAL HIGHLIGHTS

                                                                              Year Ended December 31
                                                               ----------------------------------------------------
                                                                 1996       1995      1994       1993       1992
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance*
   Net asset value, beginning of year                          $31.51      $26.84    $29.64     $27.66     $28.07
-------------------------------------------------------------------------------------------------------------------

      Net investment income                                      0.79        0.86      0.94       0.92       1.06
      Net realized gains and change in unrealized
        appreciation and other changes                           6.93        5.90     (1.64)      3.30       0.81
-------------------------------------------------------------------------------------------------------------------

   Total from investment operations                              7.72        6.76     (0.70)      4.22       1.87
   Less distributions
      Dividends from net investment income
         To preferred shareholders+                               --          --        --       (0.12)     (0.28)
         To common shareholders                                 (0.82)      (0.87)    (0.92)     (0.82)     (0.77)
      Distributions from net realized gains
         To common shareholders                                 (1.32)      (1.22)    (1.18)     (1.30)     (1.23)
-------------------------------------------------------------------------------------------------------------------

   Total distributions                                          (2.14)      (2.09)    (2.10)     (2.24)     (2.28)

   Net asset value, end of year                                $37.09      $31.51    $26.84     $29.64     $27.66
===================================================================================================================

   Per share market price, end of year                         $34.75      $28.25    $25.25     $27.50     $25.25
-------------------------------------------------------------------------------------------------------------------

Total Investment Return
   Based on market price                                        31.2%       20.5%     (0.7)%     17.4%       4.8%
Ratios/Supplemental Data
   Net assets applicable to common stock, end of year
      (in 000's)                                               $484,589   $401,405  $332,279   $355,837   $320,241
   Ratio of expenses to average net assets                        0.63%      0.57%      0.42%      0.57%      0.52%
   Ratio of net investment income to average net assets           2.31%      2.89%      3.19%      2.61%      2.79%
   Portfolio turnover                                            15.50%     15.86%     10.95%     10.16%     15.06%
   Average brokerage commission rate                             $0.06       --        --         --         --
   Number of common shares outstanding at end of year
      (in 000's)                                                 13,066     12,739    12,380     12,007     11,580
-------------------------------------------------------------------------------------------------------------------

* Selected data for each share of common stock outstanding throughout each year. + See note 4 to financial statements.

                    [Petroleum & Resources Corporation Logo]                  11

                   QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                    Unaudited

Amounts available for common stockholders in thousands of dollars and per common share:

                                                              Three Months Ended
===================================================================================================================
                              March 31, 1996         June 30, 1996       September 30, 1996      December 31, 1996
===================================================================================================================
Total investment income      $ 2,707    $0.21       $ 3,700    $0.29       $3,556    $0.28        $ 2,824   $0.22
Net investment income          2,022     0.16         3,138     0.25        2,706     0.21          2,183    0.17
Net realized gain and
   change in unrealized
   appreciation               18,297     1.44        19,120     1.50        9,711     0.76         42,191    3.31

                                                              Three Months Ended
===================================================================================================================

                              March 31, 1995         June 30, 1995       September 30, 1995      December 31, 1995
===================================================================================================================
Total investment income      $ 2,785    $0.22       $ 3,661    $0.30       $3,462    $0.28        $ 2,789   $0.23
Net investment income          2,119     0.17         3,196     0.26        3,050     0.25          2,228    0.18
Net realized gain and
   change in unrealized
   appreciation               28,493     2.30        15,291     1.24        1,213     0.10         29,446    2.38

-------------------------------------------------------------------------------------------------------------------



                                  COMMON STOCK
                      Listed on the New York Stock Exchange
                         and the Pacific Stock Exchange

               TRANSFER AGENT, REGISTRAR & CUSTODIAN OF SECURITIES
                              The Bank of New York
                             101 Barclay Street, 11E
                               New York, NY 10007
           The Bank's Shareholder Relations Department: (800) 432-8224

              The Corporate Office Address: Seven St. Paul Street,
                        Suite 1140, Baltimore, MD 21202

        The Corporate Office Telephone: (410) 752-5900 or (800) 638-2479

                       Counsel: Chadbourne & Parke L.L.P.

                Independent Accountants: Coopers & Lybrand L.L.P.



                    [Petroleum & Resources Corporation Logo]

                            SCHEDULE OF INVESTMENTS

                                December 31, 1996

                                                                                       Prin. Amt.
                                                                                       or Shares       Value (A)
---------------------------------------------------------------------------------------------------------------------------
Stocks and Convertible Securities -- 95.8%
   Energy -- 80.6%
      Internationals -- 22.5%
         British Petroleum plc ADR                                                        93,958    $ 13,283,312
         Chevron Corp.                                                                   110,000       7,150,000
         Exxon Corp.                                                                     175,000      17,150,000
         Mobil Corp.                                                                     120,000      14,670,000
         Royal Dutch Petroleum Co.                                                       220,000      37,565,000
         "Shell" Transport and Trading Co., plc ADR                                       80,000       8,190,000
         Texaco Inc.                                                                      50,000       4,906,250
         Total S.A. ADR                                                                  150,000       6,037,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                     108,952,062
---------------------------------------------------------------------------------------------------------------------------
      Domestics -- 11.4%
         Amerada Hess Corp.                                                               65,000       3,826,875
         Amoco Corp.                                                                      50,000       4,031,250
         Ashland Oil, Inc. $3.125 Conv. Pfd.                                              75,000       5,146,875
         Atlantic Richfield Co.                                                           45,000       5,962,500
         Murphy Oil Corp.                                                                100,000       5,562,500
         Pennzoil Co. 6.50% Conv. Exch. Sr. Debs. due 2003                            $2,000,000       3,102,500
         Pennzoil Co.                                                                     35,000       1,977,500
         Phillips Petroleum Co.                                                          120,000       5,310,000
         Tesoro Petroleum Corp. (C)                                                      300,000       4,200,000
         Ultramar Diamond Shamrock Corp.                                                 125,000       3,953,125
         Unocal Capital Trust $3.125 Conv. Pfd.                                           72,540       4,107,578+
         Unocal Corp.                                                                    150,000       6,112,500
         Valero Energy Corp. $3.125 Conv. Pfd.                                            30,000       1,732,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      55,025,703
---------------------------------------------------------------------------------------------------------------------------
      Producers -- 16.6%
         Anadarko Petroleum Corp.                                                         90,000       5,827,500
         Apache Corp. 6.00% Conv. Sub. Debs. due 2002 (B)                             $3,000,000       3,765,000
         Barrett Resources Corp. (C)                                                      61,000       2,600,125
         Devon Energy Corp.                                                              175,000       6,081,250
         Enron Oil & Gas Co.                                                             190,000       4,797,500
         Imperial Oil Ltd.                                                               105,488       4,957,936
         Louisiana Land & Expl. Co.                                                       70,000       3,753,750
         Monterey Resources Inc.                                                         200,000       3,225,000
         Noble Affiliates Inc.                                                            81,855       3,918,808
         Occidental Petroleum Corp. $3.00 Conv. Exch. Pfd.                                30,000       1,770,000
         Occidental Petroleum Corp.                                                      265,000       6,194,375
         Oryx Energy Co. 7.50% Conv. Sub. Debs. due 2014                              $1,500,000       1,443,750
         Oryx Energy Co. (C)                                                              85,000       2,103,750
         Parker & Parsley Petroleum Co.                                                  125,000       4,593,750
         Seagull Energy Corp. (C)                                                        220,000       4,840,000
         Southwestern Energy Co.                                                         200,000       3,025,000
         Union Pacific Resources Group, Inc.                                             225,816       6,548,664
         United Meridian Corp. (C)                                                       123,500       6,236,750
         Vastar Resources, Inc.                                                          125,000       4,750,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      80,432,908
---------------------------------------------------------------------------------------------------------------------------

                    [Petroleum & Resources Corporation Logo]                  13

                               December 31, 1996

                                                                                       Prin. Amt.
                                                                                       or Shares       Value (A)
===========================================================================================================================
      Distributors -- 17.4%
         AGL Resources Inc.                                                              200,000     $ 4,225,000
         Coastal Corp.                                                                   110,000       5,376,250
         Enron Corp. 6.25% Exch. Notes due 1998                                          175,000       4,200,000
         Enron Corp. $12.28 Conv. Pfd. Ser. J                                             25,000      14,716,406
         Enron Global Power & Pipelines L.L.C.                                           150,000       4,050,000
         Equitable Resources Inc.                                                        100,000       2,975,000
         KN Energy, Inc.                                                                 150,000       5,887,500
         LG&E Energy Corp.                                                               150,000       3,675,000
         MCN Corp.                                                                       190,000       5,486,250
         National Fuel Gas Co.                                                           100,000       4,125,000
         New Jersey Resources, Inc.                                                      185,000       5,411,250
         PanEnergy Corp.                                                                 150,000       6,750,000
         Questar Corp.                                                                   134,000       4,924,500
         Sonat Inc.                                                                       68,200       3,512,300
         United Cities Gas Co.                                                           200,000       4,500,000+
         Washington Gas Light Co.                                                         86,200       1,950,275
         Western Gas Resources Inc.                                                      125,000       2,406,250
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      84,170,981
---------------------------------------------------------------------------------------------------------------------------
      Services -- 12.7%
         BJ Services Co. (C)                                                             130,000       6,630,000
         Camco International Inc.                                                        130,000       5,996,250
         Diamond Offshore Drilling, Inc. (C)                                              48,400       2,758,800
         ENSCO International, Inc. (C)                                                    80,000       3,880,000
         Halliburton Co.                                                                  70,000       4,217,500
         Schlumberger Ltd.                                                                96,100       9,597,988
         SEACOR Holdings, Inc. (C)                                                       112,000       7,056,000
         Tidewater, Inc.                                                                 110,000       4,977,500
         Transocean Offshore Inc.                                                        125,000       7,828,125
         Weatherford/Enterra Inc. (C)                                                    120,000       3,600,000
         Western Atlas Inc. (C)                                                           69,000       4,890,375
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      61,432,538
---------------------------------------------------------------------------------------------------------------------------
   Basic Industries -- 15.2%
      Basic Materials -- 5.0%
         Air Products & Chemicals, Inc.                                                   75,000       5,184,375
         Calgon Carbon Corp.                                                             184,800       2,263,800
         duPont (E.I.) deNemours & Co.                                                    50,000       4,706,250
         Freeport-McMoRan Copper & Gold Inc. Ser. A                                      127,603       3,588,834
         Inco Ltd. 7.75% Conv. Debs. due 2016                                         $3,500,000       3,657,500
         Medusa Corp.                                                                    140,000       4,812,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      24,213,259
---------------------------------------------------------------------------------------------------------------------------
      Capital Goods & Other-- 6.8%
         Caterpillar Inc.                                                                 50,000       3,762,500
         Deere & Co.                                                                     120,000       4,860,000
         Dover Corp.                                                                     100,200       5,060,100
         General Electric Co.                                                            100,000       9,887,500
         Jacobs Engineering Group, Inc. (C)                                              150,000       3,543,750
         Quaker State Corp.                                                              250,000       3,500,000
         WMX Technologies Inc.                                                            80,000       2,600,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      33,213,850
---------------------------------------------------------------------------------------------------------------------------

14                  [Petroleum & Resources Corporation Logo]

                               December 31, 1996

                                                                                       Prin. Amt.
                                                                                       or Shares       Value (A)
---------------------------------------------------------------------------------------------------------------------------
   Paper and Forest Products -- 3.4%
         Consolidated Papers, Inc.                                                        65,000     $ 3,193,125
         Kimberly-Clark Corp.                                                             65,000       6,191,250
         Mead Corp.                                                                       70,000       4,068,750
         Temple-Inland, Inc.                                                              55,000       2,976,875
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      16,430,000
---------------------------------------------------------------------------------------------------------------------------

Total Stocks and Convertible Securities
   (Cost $272,202,110) (D)                                                                           463,871,301
---------------------------------------------------------------------------------------------------------------------------

Short-Term Investments -- 4.2%
   Certificates of Deposit -- 2.0%
      SouthTrust Bank of Alabama, 5.30%, due 1/16/97                                  $5,000,000       5,000,000
      Wachovia Bank of North Carolina N.A., 5.37%, due 1/16/97                        $5,000,000       5,000,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      10,000,000
---------------------------------------------------------------------------------------------------------------------------
   Commercial Paper -- 2.2%
      Chevron UK Investment PLC, 5.51%, due 1/23/97                                   $4,825,000       4,808,275
      Coca-Cola Co., 6.25%, due 1/2/97                                                $1,995,000       1,994,307
      General Electric Capital Corp., 6.10%, due 1/2/97                               $3,700,000       3,699,060
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      10,501,642
---------------------------------------------------------------------------------------------------------------------------

Total Short-Term Investments
   (Cost $20,501,642)                                                                                 20,501,642
---------------------------------------------------------------------------------------------------------------------------

Total Investments
   (Cost $292,703,752)                                                                               484,372,943
      Cash, receivables and other assets, less liabilities                                               216,047
---------------------------------------------------------------------------------------------------------------------------
Net Assets-- 100%                                                                                   $484,588,990
===========================================================================================================================

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the American Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
(B) Restricted securities (Apache Corp. 6.00% Conv. Sub. Debs. due 2002 acquired 12/6/94, cost $3,000,000).
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at December 31, 1996 covering open call option contracts written was $2,021,250. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $5,225,000.

                    [Petroleum & Resources Corporation Logo]                  15

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES

                During the Three Months Ended December 31, 1996

                                                                              Shares or Principal Amounts
---------------------------------------------------------------------------------------------------------------------------
                                                                                                         Held
                                                                     Additions      Reductions       Dec. 31, 1996
---------------------------------------------------------------------------------------------------------------------------
Caterpillar Inc.                                                       50,000                             50,000
duPont (E.I.) deNemours & Co.                                          50,000                             50,000
ENSCO International, Inc.                                              30,000                             80,000
Freeport-McMoRan Copper & Gold Inc. Ser. A                            127,603(1)                         127,603
LG&E Energy Corp.                                                     150,000                            150,000
Monterey Resources Inc.                                               200,000                            200,000
Noble Affiliates Inc.                                                  81,855(2)                          81,855
SEACOR Holdings, Inc.                                                  32,000                            112,000
Temple-Inland, Inc.                                                    55,000                             55,000
Western Gas Resources Inc.                                            125,000                            125,000
Freeport-McMoRan Copper & Gold Inc.
  7% Conv. Exch. Pfd.                                                                 125,000(1)           --
Noble Affiliates Inc. 4.25%
  Conv. Sub. Debs. due 2003                                                        $3,000,000(2)           --
Royal Dutch Petroleum Co.                                                              10,000            220,000
Tenneco Inc.                                                                           90,000              --
Texaco Inc.                                                                            10,000             50,000

---------------------------------------------------------------------------------------------------------------------------

(1) Received 1.0208 shares for each share of Freeport-McMoRan Copper & Gold Inc. 7% Conv. Exch. Pfd.
(2) Received shares from conversion of Noble Affiliates Inc. 4.25% Conv. Sub. Debs. due 2003.

      This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report.

16                  [Petroleum & Resources Corporation Logo]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

We have audited the accompanying statement of assets and liabilities of Petroleum & Resources Corporation, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Petroleum & Resources Corporation as of December 31, 1996, and the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                                  Coopers & Lybrand L.L.P.

Baltimore, Maryland
January 8, 1997

                    [Petroleum & Resources Corporation Logo]                  17

                      SHAREHOLDER SERVICES AND INFORMATION


WE ARE OFTEN ASKED --

How do I invest in Petroleum & Resources?

Petroleum's common stock is listed on the New York Stock Exchange and Pacific Stock Exchange. Our stock's ticker symbol is "PEO." Our stock may be bought and sold through registered investment security dealers. Your broker will be happy to assist you in this regard. Once a share of stock is registered in your name, additional stock may be purchased through the Bank of New York's Automatic Dividend Reinvestment Plan (see page 19).

Where do I get information on the stock's price, trading and/or net asset value?

The net asset value per share is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Petroleum's daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at (800) 638-2479.

How do I replace a lost certificate(s) or how do Icorrect a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. To transfer shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Can you send my dividend checks directly to my bank?

Yes, supply either the Corporation or the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, we cannot electronically transfer funds at this time.)

How often does the Corporation pay its dividends?

The Corporation anticipates distributions of 1997 investment income and capital gains as follows:

March 1
-------

Interim 1997 investment income payment including remaining undistributed 1996 investment income and capital gain.

June 1
------

Interim 1997 investment income payment.

September 1
-----------

Interim 1997 investment income payment.

December 27
-----------

The year-end optional distribution approximating the sum of the net capital gain earned through 10/31/97 and the balance of the net investment income expected for 1997.

Additional information on the Corporation's dividend payments and the Automatic Dividend Reinvestment Plan is set forth on page 19.

Who do I notify of a change of address?

Either the Corporation or the Transfer Agent.

I'm getting two checks or two statements or two reports. What should I do?

Send the duplicate labels to the Corporation or Transfer Agent with a short note.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The Transfer Agent can program a seasonal address into their system; simply send the temporary address and the dates you plan to be there to the Bank (check dividend payments dates).

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to either the Corporation or the Transfer Agent stating the exact intent of your gift plans and either of us will send you the instructions and forms necessary to effect your transfer.

                                _______________


The Corporation                                 The Transfer Agent
Petroleum & Resources Corp.                     The Bank of New York
J.G. Whitney, Secretary                         Shareholder Relations Dept.
Seven St. Paul Street, Suite 1140               101 Barclay Street, 11E
Baltimore, MD 21202                             New York, NY 10007
(800) 638-2479                                  (800) 432-8224

18                  [Petroleum & Resources Corporation Logo]

        DIVIDEND PAYMENT SCHEDULE & AUTOMATIC DIVIDEND REINVESTMENT PLAN

The Corporation presently pays dividends four times a year, as follows: (a) Three interim investment income dividends on or about March, June and September 1st. (b) A "year-end" payment consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31st, payable in late December. Stockholders may elect to receive this payment in stock or cash. In connection with this payment, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. The following options are available:

(1) Full shares of stock for the combined income dividend and capital gain distribution to the extent possible.

(2) Full shares of stock for the capital gain distribution to the extent possible. Fractional shares and the income dividend are paid in cash. Without a timely response, stockholders will be paid in accordance with this option.

(3) Both the income dividend and capital gain distribution in cash.

Stockholders holding shares in "street" or brokerage accounts may make one of the above elections by notifying their brokerage house representative.

Stockholders of record of Petroleum stock have two additional ways to increase their investment in the Corporation.

The Bank of New York's Automatic Dividend Reinvestment Plan provides that its participants' four distributions are automatically invested in additional shares of Petroleum common stock. New shares acquired are held on a book basis by the Bank.

Additionally, after the participants' first dividend is reinvested, they are eligible to make cash payments in any amount from $50.00.

The Bank provides participants with reinvestment confirmations after each dividend or cash payment. The Bank's fee for this service is 10% of the amount received up to a maximum of $2.50 for the interim dividend payments and cash payments. There is no charge for the "year-end" distribution.

The Bank's plan also provides for the deposit of certificate shares into the participants "book share" account for a one-time charge of $5.00.

A brochure and enrollment card may be obtained by calling the Bank at (800) 432-8224 or by writing to:

                              The Bank of New York
                              Dividend Reinvestment
                                 P.O. Box 11258
                              Church Street Station
                               New York, NY 10277

                    [Petroleum & Resources Corporation Logo]                  19

                        HISTORICAL FINANCIAL STATISTICS

                                                                                             Per Common Share
                                Value of                                                ---------------------------
                               Net Assets                               Net Asset        Dividends    Distributions
                              Applicable to             Common          Value Per        From Net       From Net
                                 Common                 Shares           Common         Investment      Realized
Dec. 31                           Stock               Outstanding         Share           Income          Gains
===========================================================================================================================
1982                          $200,365,949             7,187,746          $27.88         $1.47           $4.88
1983                           230,402,841             7,545,378           30.54          1.52            1.87
1984                           219,202,630             7,941,979           27.60          1.26            2.27
1985                           237,489,296             8,372,627           28.36          1.38            2.34
1986                           246,071,990             8,979,978           27.40          1.45            2.89
1987                           234,062,235             9,636,306           24.29          1.67            2.31
1988                           248,370,688             9,997,584           24.84           .92            1.20
1989                           322,866,019            10,384,600           31.09          1.20            1.20
1990                           308,599,851            10,793,289           28.59          1.10            1.25
1991                           314,024,187            11,185,572           28.07           .92            1.23
1992                           320,241,282            11,579,503           27.66           .77            1.23
1993                           355,836,592            12,006,671           29.64           .82            1.30
1994                           332,279,398            12,380,300           26.84           .92            1.18
1995                           401,404,971            12,739,383           31.51           .87            1.22
1996                           484,588,990            13,065,819           37.09           .82            1.32



                                   ----------
                                   STOCK DATA
                                   ----------

          Price (12/31/96)                                 $34.75
          Net Asset Value (12/31/96)                       $37.09
          Discount:                                           6.3%

     New York Stock Exchange and Pacific Stock Exchange ticker symbol: PEO Newspaper stock listings are generally under the abbreviation: PetRs

20                  [Petroleum & Resources Corporation Logo]

                       PETROLEUM & RESOURCES CORPORATION


Board Of Directors (with their principal affiliations)


Enrique R. Arzac(3,4)
Professor of Finance
and Economics
Columbia University

Leigh Carter(1,3)
Retired President
The BFGoodrich Co.

Allan Comrie(2,4)
Retired President of
U.S. & Foreign
Securities Corporation

Daniel E. Emerson(1,3)
Retired Executive Vice President
NYNEX Corporation

Thomas H. Lenagh(2,4)
Financial Advisor

W.D. MacCallan(2,4)
Retired Chairman of the Corporation and The Adams Express Company


Augustine R. Marusi(1,3)
Chairman Emeritus
Borden Inc.

W. Perry Neff(1,4)
Retired Executive Vice President
Chemical Bank

Douglas G. Ober(1)
Chairman of the Corporation

Landon Peters(1,3)
Private Investor

John J. Roberts
Vice Chairman, American
International Group, Inc.

Robert J.M. Wilson(1,2)
Retired President of the Corporation and The Adams Express Company


Officers

Douglas G. Ober
Chairman and
Chief Executive Officer

Richard F. Koloski
President

Joseph M. Truta
Executive Vice President

Nancy J.F. Prue
Vice President -- Research

J.G. Whitney
Vice President and Secretary

Maureen A. Jones
Treasurer

R.M. Carlsson
Assistant Treasurer

Geraldine H. Stegner
Assistant Secretary


(1). Member of Executive Committee
(2). Member of Audit Committee
(3). Member of Compensation Committee
(4). Member of Retirement Benefits Committee

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